                                                                 EXHIBIT e(1)(e)

                                 AMENDMENT NO. 4
                        TO THE FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                   (APPLICABLE TO CLASS A AND CLASS C SHARES)


        The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM Investment Funds, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

        Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS

CLASS A SHARES
--------------
AIM Developing Markets Fund
AIM Global Biotech Fund
AIM Global Financial Services Fund
AIM Global Health Care Fund
AIM Global Infrastructure Fund
AIM Global Energy Fund
AIM Global Science and Technology Fund
AIM Libra Fund
AIM Strategic Income Fund

CLASS C SHARES
--------------
AIM Developing Markets Fund
AIM Global Biotech Fund
AIM Global Financial Services Fund
AIM Global Health Care Fund
AIM Global Infrastructure Fund
AIM Global Energy Fund
AIM Global Science and Technology Fund
AIM Libra Fund
AIM Strategic Income Fund"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  _________________, 2002

                                        AIM INVESTMENT FUNDS


Attest:                                 By:
          ---------------------              -----------------------------------
          Assistant Secretary                Robert H. Graham
                                             President



                                        A I M DISTRIBUTORS, INC.


Attest:                                 By:
          ---------------------              -----------------------------------
          Assistant Secretary                Michael J. Cemo
                                             President



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